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                                                                   EXHIBIT 23(i)


                             [ARTHUR ANDERSEN LOGO]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-88681, relating to the Company's 401K Plan and File No. 333-45525, relating to the Company's Stock Option Plan.


                                                     /s/ Arthur Andersen LLP
                                                     ------------------------
                                                     ARTHUR ANDERSEN LLP

Vienna, Virginia
March 29, 2000